October 28, 2020

BNY MELLON INVESTMENT GRADE FUNDS, INC.

- BNY MELLON INFLATION ADJUSTED SECURITIES FUND

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of BNY Mellon Investment Grade Funds, Inc. (the "Company") has approved the liquidation of BNY Mellon Inflation Adjusted Securities Fund (the "Fund"), a series of the Company, effective on or about December 21, 2020 (the "Liquidation Date").  Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund will cease to pursue its investment objective and policies.  The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about November 30, 2020 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans) if the Fund is established as an investment option under the plans before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted as of December 10, 2020.  However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates (together, "BNYM Adviser Retirement Plans") pursuant to TeleTransfer and Automatic Asset Builder will be accepted on or after December 10, 2020.

Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM").  Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.